Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

June 30, 2022

Shares/Principal/ Contract Amounts		Value
Common Stocks– 94.3%
Aerospace & Defense – 5.9%
Hensoldt AG	200,021	$5,050,930
Leonardo SpA	594,303	6,026,598
Rheinmetall AG	33,655	7,768,600
Safran SA	40,093	3,957,712
		22,803,840
Air Freight & Logistics – 1.1%
DSV Panalpina A/S	29,528	4,124,366
Automobiles – 1.2%
Daimler AG	79,210	4,583,055
Banks – 5.5%
BAWAG Group AG (144A)*	109,667	4,614,752
BNP Paribas SA	116,880	5,555,713
KBC Group NV	63,844	3,581,600
Nordea Bank Abp	841,163	7,404,459
		21,156,524
Beverages – 2.0%
Diageo PLC	179,136	7,697,378
Capital Markets – 4.2%
Deutsche Boerse AG	46,386	7,757,084
UBS Group AG	531,083	8,562,983
		16,320,067
Chemicals – 2.0%
Symrise AG	40,207	4,375,088
Wacker Chemie AG	22,551	3,251,344
		7,626,432
Construction & Engineering – 1.6%
Vinci SA	68,337	6,083,438
Diversified Telecommunication Services – 2.1%
Deutsche Telekom AG	413,984	8,218,258
Electric Utilities – 2.0%
Terna Rete Elettrica Nazionale SpA	978,401	7,676,467
Electrical Equipment – 2.1%
Vestas Wind Systems A/S	374,386	7,908,300
Food Products – 7.9%
Chocoladefabriken Lindt & Spruengli AG (PC)	768	7,812,761
Danone SA	143,587	8,012,997
Nestle SA (REG)	126,126	14,725,491
		30,551,249
Health Care Equipment & Supplies – 1.2%
Straumann Holding AG (REG)	37,496	4,503,841
Hotels, Restaurants & Leisure – 1.4%
Compass Group PLC	265,042	5,419,356
Life Sciences Tools & Services – 2.9%
Lonza Group AG	9,186	4,898,558
QIAGEN NV*	133,102	6,234,057
		11,132,615
Machinery – 2.3%
Atlas Copco AB - Class A	423,581	3,959,394
KION Group AG	115,111	4,775,084
		8,734,478
Metals & Mining – 3.2%
Anglo American PLC	247,795	8,857,684
Rio Tinto PLC	60,426	3,615,793
		12,473,477
Multi-Utilities – 2.4%
RWE AG	248,495	9,133,893
Oil, Gas & Consumable Fuels – 8.7%
BP PLC	938,070	4,433,292
Equinor ASA	221,247	7,697,903
Shell PLC	499,233	12,966,460
Total SE	157,574	8,316,396
		33,414,051
Paper & Forest Products – 1.9%
UPM-Kymmene Oyj	243,577	7,403,936
Personal Products – 1.6%
L'Oreal SA	17,941	6,190,376
Pharmaceuticals – 11.3%
AstraZeneca PLC	88,522	11,635,865

Shares/Principal/ Contract Amounts		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Novo Nordisk A/S	104,876	$11,633,841
Roche Holding AG	36,635	12,226,380
Sanofi	77,457	7,818,906
		43,314,992
Professional Services – 4.6%
RELX PLC	444,424	12,040,551
Wolters Kluwer NV	60,343	5,852,331
		17,892,882
Semiconductor & Semiconductor Equipment – 6.9%
AIXTRON SE	198,904	5,039,396
ASML Holding NV	11,618	5,549,221
BE Semiconductor Industries NV	79,650	3,828,187
Meyer Burger Technology AG*,#	10,000,000	4,238,869
Nordic Semiconductor ASA*	274,975	4,267,638
STMicroelectronics NV	110,838	3,484,084
		26,407,395
Textiles, Apparel & Luxury Goods – 6.1%
Hugo Boss AG	170,394	8,991,221
LVMH Moet Hennessy Louis Vuitton SE	14,862	9,058,473
Pandora A/S	86,837	5,463,717
		23,513,411
Water Utilities – 2.2%
Severn Trent PLC	256,694	8,494,712
Total Common Stocks (cost $379,119,361)		362,778,789
Investment Companies– 0.6%
Money Markets – 0.6%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $2,508,501)	2,508,501	2,508,752
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	746,560	746,560
Time Deposits – 0%
Royal Bank of Canada, 1.5600%, 7/1/22	$186,640	186,640
Total Investments Purchased with Cash Collateral from Securities Lending (cost $933,200)		933,200
OTC Purchased Options – Puts– 0.6%
Counterparty/Reference AssetCounterparty/Reference Asset
JP Morgan - Algo:
DJ EURO STOXX 50,
Notional amount $(72,400,092), premiums paid $2,036,948, unrealized appreciation $218,725, exercise price $3000.00, expires 12/16/22*	2,000	2,255,673
Total Investments (total cost $384,598,010) – 95.7%		368,476,414
Cash, Receivables and Other Assets, net of Liabilities – 4.3%		16,396,507
Net Assets – 100%		$384,872,921

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Germany	$75,178,010	20.4%
United Kingdom	62,194,631	16.9
Switzerland	56,968,883	15.5
France	54,994,011	14.9
Denmark	29,130,224	7.9
Netherlands	28,196,199	7.7
Finland	14,808,395	4.0
Italy	13,703,065	3.7
Norway	11,965,541	3.2
Austria	4,614,752	1.3
Sweden	3,959,394	1.1
Belgium	3,581,600	1.0
Singapore	3,484,084	0.9
United States	3,441,952	0.9
Supranational	2,255,673	0.6

Total	$368,476,414	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$13,932	$(830)	$251	$2,508,752
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	98,336∆	-	-	746,560
Total Affiliated Investments - 0.8%	$112,268	$(830)	$251	$3,255,312

	Value at 9/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	2,579,657	208,543,578	(208,613,904)	2,508,752
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	-	28,802,820	(28,056,260)	746,560

Average Ending Monthly Value of Derivative Instruments During the Period Ended June 30, 2022

Options:
Average value of option contracts purchased	$325,878
Average value of option contracts written	286,570

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
OTC	Over-the-Counter
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2022 is $4,614,752, which represents 1.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$362,778,789	$-	$-
Investment Companies	-	2,508,752	-
Investments Purchased with Cash Collateral from Securities Lending	-	933,200	-
OTC Purchased Options – Puts	-	2,255,673	-
Total Assets	$362,778,789	$5,697,625	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70221 08-22